Revenue - Management Fee Revenue (Details) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020
Related Party Transaction [Line Items]
Amounts due from related parties	$ 1,585	$ 2,112	[1]
Amounts due to related parties	0	12,006	[1]
Related Parties | Management and administrative services revenue
Related Party Transaction [Line Items]
Amounts due from related parties	100	1,000
Amounts due to related parties	$ 0	$ 600

[1]	On April 15, 2021, we have completed the GMLP and Hygo Mergers and consequently retrospectively presented our share of earnings/(losses) in Golar Partners and Hygo and the associated carrying values of our investments in Golar Partners and Hygo as net income/(loss) from discontinued operations and assets held for sale, respectively. In addition, we have retrospectively presented the cash flow activities arising from our held for sale investments as cash flows from discontinued operations (note 9).